Supplementary cash flow information	12 Months Ended
Dec. 31, 2020
Supplementary Cash Flow Information [Abstract]
Supplementary cash flow information [Text Block]

30.      Supplementary cash flow information

(a)     Change in non-cash working capital:

	Year ended December 31,
	2020	2019
Change in:
Trade and other receivables	$(37,720)	$3,252
Other financial assets/liabilities	4,077	12,540
Inventories	(2,867)	(11,759)
Prepaid expenses	(3,722)	(3,484)
Trade and other payables	36,247	5,613
Provisions and other liabilities	1,602	(2,590)
	$(2,383)	$3,572

(b) Non-cash transactions:

During the year ended December 31, 2020 and 2019, Hudbay entered into the following non-cash investing and financing activities which are not reflected in the consolidated statements of cash flows:

- Remeasurement of Hudbay's decommissioning and restoration liabilities for year ended December 31, 2020 led to a net increase in related property, plant and equipment assets of $46,792 (year ended December 31, 2019 - increase of $89,408) related to lower discount rates associated with remeasurement of the liabilities.

- Property, plant and equipment included $17,759 (year ended December 31, 2019 - $22,158) of capital additions related to the recognition of ROU assets and $116,233 of capital additions related to agreements with communities (year ended December 31, 2019 - $7,369).

- In 2019, immediately prior to purchasing United Copper & Moly LLC's ("UCM") remaining interest in the Rosemont project, Hudbay agreed to release UCM from repayment obligations under a Rosemont project loan in exchange for an increase in equity in Rosemont. As a result, the loan receivable balance of $25,978 was written off. Hudbay recognized the loss on write-off of the loan receivable in the income statement (refer to note 6d). In addition, in order to recognize previously unfunded contributions to the Rosemont Project due from UCM, the Company recognized an increase to other capital reserves, a component of shareholder's equity.